UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 3, 2018

UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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Item 2.01    Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to the Current Report on Form 8-K (this "Amendment") is being filed by Upland Software, Inc. ("Upland") for the purpose of amending Item 9.01 Financial Statements and Exhibits of that certain Current Report on Form 8-K originally filed by Upland with the U.S. Securities and Exchange Commission ("SEC") on October 3, 2018 (the "Original Form 8-K") in connection with the completion of the acquisition of Rapide Communication LTD and subsidiaries. As indicated in the Original Form 8-K, this Amendment is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The following financial statements of Rapide Communication LTD and subsidiaries are being filed as exhibits hereto and are incorporated by reference herein:

•	The audited consolidated financial statements of Rapide Communication LTD and subsidiaries as of and for the year ended June 30, 2018 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

•
The unaudited consolidated financial statements of Rapide Communication LTD and subsidiaries, including the consolidated statement of financial position as of September 30, 2018 and June 30, 2018, and the unaudited consolidated statements of comprehensive income, changes in equity and cash flows of Rapide Communication LTD and subsidiaries for the three months ended September 30, 2018 and September 30, 2017, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

•
The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2018, and for the year ended December 31, 2017, giving effect to the acquisition of Rapide Communication LTD and subsidiaries, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(c) Exhibits

Exhibit No.	Description
10.1 *	Stock Purchase Agreement by and among PowerSteering Software Limited and Rapide Communication LTD, dated as of October 3, 2018
23.1	Consent of Grant Thornton UK LLP, independent auditors
99.1
The unaudited pro forma condensed combined financial statements of Upland Software, Inc. and Rapide Communication LTD and subsidiaries as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017

99.2
The audited consolidated financial statements of Rapide Communication Limited, which comprise the consolidated statement of financial position as of 30 June 2018, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes to the financial statements

99.3
The unaudited consolidated financial statements of Rapide Communication LTD, including consolidated statement of financial position as of September 30, 2018 and June 30, 2018, and the unaudited consolidated statements of comprehensive income, changes in equity and cash flows of Rapide Communication LTD for the three months ended September 30, 2018 and September 30, 2017

* Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Michael D. Hill
Michael D. Hill Chief Financial Officer, Treasurer, and Secretary

Date: November 29, 2018

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